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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 October 2, 2000


                            THE TRIZETTO GROUP, INC.
              (Exact name of TriZetto as specified in its charter)


          Delaware                     000-27501                33-0761159
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


567 San Nicolas Drive, Suite 360, Newport Beach, California        92660
         (Address of principal executive offices)                (Zip Code)


        TriZetto's telephone number, including area code: (949) 719-2200


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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

     On October 2, 2000, The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), acquired all of the issued and outstanding capital stock of Erisco Managed Care Technologies, Inc., a New York corporation ("Erisco"), in accordance with the terms and conditions of the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "Merger Agreement"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TriZetto ("Merger Sub"), IMS Health Incorporated, a Delaware corporation ("IMS"), and Erisco, a wholly-owned subsidiary of IMS. The acquisition was effected by a merger (the "Merger") of the Merger Sub with and into Erisco, with Erisco surviving the merger as a wholly-owned subsidiary of TriZetto. The Certificate of Merger was filed with the New York Secretary of State on October 3, 2000.

     Pursuant to the Merger Agreement, all of the issued and outstanding shares of Erisco capital stock were converted into an aggregate of 12,142,857 shares of fully paid and non-assessable shares of common stock, $.001 par value, of TriZetto ("TriZetto Common Stock"). The aggregate number of shares of TriZetto Common Stock which IMS had the right to receive was calculated by dividing $255,000,000 by $21.00, the price per share to used in such calculation in the event the average closing sales price of the TriZetto Common Stock for the fifteen days immediately preceding September 28, 2000 was less than $21.00. The merger consideration and all other terms of the Merger Agreement were determined pursuant to arms-length negotiations between the parties.

     The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The following audited financial statements of Erisco, the notes related thereto and the independent auditors' report thereon were previously reported in TriZetto's definitive proxy statement filed on September 7, 2000 and are incorporated herein by reference:

          -    Report of Independent Accountants

          - Statements of Financial Position as of December 31, 1999 and December 31, 1998

          - Statements of Income for the years ended December 31, 1999, 1998 and 1997

          - Statement of Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997

          - Statements of Cash Flow for the years ended December 31, 1999, 1998 and 1997

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          The following unaudited financial statements of Erisco and the notes related thereto were previously reported in TriZetto's definitive proxy statement filed on September 7, 2000 and are incorporated herein by reference:

          -    Unaudited Statements of Financial Position as of June 30, 2000

          - Unaudited Statements of Income for the six months ended June 30, 1999 and 2000

          - Unaudited Statements of Cash Flow for the six months ended June 30, 1999 and 2000

          (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined condensed consolidated financial statements and the notes related thereto were previously reported in TriZetto's definitive proxy statement filed on September 7, 2000 and are incorporated herein by reference:

               - Unaudited pro forma combined condensed consolidated Balance Sheet as of June 30, 2000

               - Unaudited pro forma combined condensed consolidated Statement of Operations for the twelve months ended December 31, 1999 and for the six months ended June 30, 2000

          (c)  EXHIBITS

                 EXHIBIT
                 NUMBER                       DESCRIPTION
                 ------                       -----------

                   2.1 Agreement and Plan of Reorganization dated as of May 16, 2000 among TriZetto, Erisco, IMS and Merger Sub (filed as Appendix A to TriZetto's definitive proxy statement, filed on September 7, 2000)

                   23.1     Consent of PricewaterhouseCoopers LLP.

                   99.1 Financial Statements of Erisco listed in Item 7(a) above and incorporated herein by reference.

                   99.2 Pro Forma Financial Statements listed in Item 7(b) above and incorporated herein by reference.

                   99.3     Press Release dated October 2, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the TriZetto has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE TRIZETTO GROUP, INC.


October 17, 2000                            /s/ Christine A. Miller
                                            ---------------------------------
                                                Christine A. Miller
                                                Vice President, Legal Affairs
                                                and Assistant Secretary

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                                  EXHIBIT INDEX

                 EXHIBIT
                 NUMBER                        DESCRIPTION
                 ------                        -----------

                   2.1 Agreement and Plan of Reorganization dated as of May 16, 2000 among TriZetto, Erisco, IMS and Merger Sub (filed as Appendix A to TriZetto's definitive proxy statement, filed on September 7, 2000)

                   23.1     Consent of PricewaterhouseCoopers LLP.

                   99.1 Financial Statements of Erisco listed in Item 7(a) above and incorporated herein by reference.

                   99.2 Pro Forma Financial Statements listed in Item 7(b) above and incorporated herein by reference.

                   99.3     Press Release dated October 2, 2000.